Investors Presentation

Second Quarter 2015 Results

August 4, 2015

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2015 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of August 4, 2015 and as well as those set forth in our Annual Report on Form 10-k filed by us on March 2, 2015 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of August 4, 2015 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 2, 2015 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q2 2015 Results

Q2 2015 Results

- Record quarterly revenue of $176M, ~21% +$30.3M vs. prior year (1)(2)
  - Foreign currencies impacted total revenue ~($6.0M) on YoY basis
- M&A strategy continues across categories, geographies and services
  - 2 acquisitions completed in Q2 2015, 2 completed in July

Cloud Services

- All-time record Cloud Services revenue in Q2 2015 of $124M (1)(2)
- Q2 revenue up +$18M, +17% vs. prior year, F/X impact ~($5.2M) (1)(2)
  - Other Cloud Services revenue +$16M +90% vs. prior year (1)(2)

Media

- Q2 2015 revenue up +12.6M +33% vs. prior year(1)
- EBITDA margin improve significantly ~37% vs. ~29% in prior year (1)

(1) See slides 6 , 22 and 24 for a reconciliation to GAAP earnings per diluted share and EBITDA margins.
(2) Figures are Adjusted Non-GAAP. See Slide 24 for reconciliation to Non-GAAP Revenues.

Q2 2015 Results vs. Prior Year

Total Cloud by Unit	Cloud Services Q2 2014	Cloud Services Q2 2015	IP Licensing Q2 2014	IP Licensing Q2 2015
Adj. Non-GAAP Revenues (1)	**$ 106,326**	**$ 123,905**	**$ 1,183**	**$ 1,283**
Adj. Non-GAAP Gross Profit (1)	86,095	100,186	1,183	1,283
Adj. Non-GAAP Operating Profit (1)	$ 50,210	$ 57,632	$ 739	$ 881
EBITDA (1)	**$ 52,078**	**$ 59,795**	**$ 739**	**$ 881**
% of Revenue	49%	48%	62%	69%

By Segment	Total Cloud Q2 2014	Total Cloud Q2 2015	Digital Media Q2 2014	Digital Media Q2 2015	j2 Global Q2 2014	j2 Global Q2 2015
Adj. Non-GAAP Revenues (1)	**$ 107,509**	**$ 125,188**	**$ 38,221**	**$ 50,850**	**$ 145,729**	**$ 176,038**
Adj. Non-GAAP Gross Profit (1)	87,278	101,468	33,776	45,833	121,054	147,300
Adj. Non-GAAP Operating Profit (1)	$ 50,950	$ 58,512	$ 9,756	$ 17,383	$ 60,705	$ 75,895
EBITDA (1)	**$ 52,817**	**$ 60,675**	**$ 10,914**	**$ 18,879**	**$ 63,732**	**$ 79,555**
% of Revenue	49%	48%	29%	37%	44%	45%
Adjusted Net Income (1)					**$ 40,542**	**$ 48,037**
EPS (1):						
Adj. Non-GAAP					**$ 0.84**	**$ 0.99**
GAAP					**$ 0.73**	**$ 0.80**

(1) See slide 24 for a reconciliation to GAAP earnings per diluted share and slide 25 for a reconciliation of EBITDA to Net Income by segment.

Business Cloud Services

Revenue Mix by Service

- Revenue increased across all core services vs. prior year
- Customer count grew by +40k QoQ, +346k vs. prior year



Revenue Mix
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q2 2011
Q2 2012
Q2 2013
Q2 2014
Q2 2015
94%
6%
93%
7%
68%
7%
25%
61%
13%
26%
51%
20%
29%
Fax/Voice
Other Cloud
Digital Media

All Time Record Low User Cancel Rate for Cloud Business

- User cancel rate declined to record low of 1.9%
  - eFax, eVoice, Cloud Backup driving improvement



Cancel Rate (1)
2.6%
2.5%
2.4%
2.3%
2.2%
2.1%
2.0%
1.9%
1.8%
All Time Record Low
Q1
2.6%
2.4%
2.4%
2.3%
2.2%
Q2
2.4%
2.3%
2.2%
2.0%
1.9%
Q3
2.5%
2.3%
2.2%
2.2%
Q4
2.6%
2.2%
2.1%
2.1%
2011
2012
2013
2014
2015

(1) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.

Cloud Connect

j2 CloudConnect

eFax · eFax Corporate · myfax · eVoice · eReceptionist · onebox · CITYNUMBERS

- Premium fax & voice brands revenue grew
  - eFax Q2 2015 revenue +3% vs. Q2 '14 and Q1 '15
  - eVoice/eReceptionist/City Numbers Q2 2015 revenue +12% vs Q2 '14 and +4% vs. Q1 '15
- Corporate Fax Q2 2015 revenue +16% vs. Q2 '14 and +6% vs. Q1 '15
- International Cloud Connect Q2 2015 revenue +8% vs. Q1 '15 despite currency fluctuations
- Deployed new Android mobile apps to enable sign-ups and increase functionality on eFax
- Small fax acquisition executed in July

Cloud Backup Update

- Q2 2015 revenue +40% vs. Q2 '14 and +27% vs. Q1 '15
- Integration of recent acquisitions; EBITDA margin at 44%
- SugarSync integration complete, significant synergies achieved
- Geek Squad Backup powered by Livedrive successfully launched in July in 700 Carphone Warehouse stores across the UK
- Completed 3 acquisitions since last earnings call
- KeepItSafe successfully launched Cloud2Cloud
  - Enterprise grade backup and recovery solution for cloud applications, either locally to customers DC or to KeepItSafe Cloud
  - Mass deployment of backup rules to MS Office 365 and Google App users ensuring consistent protection with minimal configuration effort
  - Works with existing KeepItSafe online backup account
  - Designed to meet or exceed regulatory & compliance requirements


KeepItSafe
Cloud2Cloud Backup
Google Apps
Office 365
salesforce

Email Security Update

FuseMail®

EXCEL MICRO

<u>2015 Q2 Highlights</u>

- Q2 2015 revenue +245% vs. Q1 ‘14, +7% vs. Q1 ‘15
- Near term focus on integration of acquisitions
  - Excel Micro:
    - Nuvotera customer base integrated into Excel Micro
  - Nordics:
    - Significant investments made in Swedish and Danish datacenters
    - On track for customer upgrades to FuseMail platform starting Q3 ‘15

STAY SECURE

comendo

Email Marketing Update

campaigner®

- Email Marketing Q2 '15 revenue +90% vs. Q2 '14, +16% vs. Q1 '15
- M&A and integration
  - Commenced migration of emailDirect customers
  - Contactology integration plan on schedule
- Good traction with Campaigner White Labeled Reseller Partner Program
- New integration capabilities using WebHooks and localization features

Digital Media

Q2 2015 Digital Media Highlights

- Digital Media business demonstrating strong fundamentals
  - Revenue of $50.8M, +33% vs. Q2 ‘14
  - EBITDA of $18.9M, up significantly, +73% vs. Q2 ’14
  - EBITDA margin growth to 37% vs. 29% for Q2 ‘14
  - Visits to owned and operated sites were up 54% YoY at 932M (1)
- Performance Marketing (CPC-CPA-CPL-CPI) continues to drive growth, up +61% vs. Q2 2014
  - PCMag, AskMen, & IGN delivered 14.3M clicks to retailers, +17% vs. prior year
  - PCMag.com achieved its highest commerce quarter in history, eclipsing Q4 ‘14 holiday season by 26%
  - Continuing initiative to enter high-value B2B categories, with content creation in VOIP, CRM, collaboration, web conferencing, IT management, learning management systems and help desk verticals


PC
NEWS / OPINIONS / FEATURES / DEALS / HOW-TO / BUSINESS / VIDEO / SUBSCRIBE
ALL REVIEWS
LAPTOPS / TABLETS / PHONES / APPS / SOFTWARE / SECURITY / PRINTERS / CAMERAS / HDTVS
The Best Project Management Software of 2015
447
//Side-by-Side Comparison

(1) Google Analytics (GA)

j2

Q2 2015 Digital Media Highlights (continued)

- Ookla continues to expand its audience and engagement for speed tests across devices
  - Ookla's mobile Speedtest app installs surpassed 144M in Q2 2015, a 49% increase vs. Q2 2014
  - Total speed tests hit 441M in Q2 2015, 20% increase vs. Q2 2014
  - The Android Speedtest app set a new quarterly usage record at 122.6M tests in Q2 '15, 29% increase vs. Q2 '14
- IGN video and mobile growth continues:
  - IGN set new record for video views in Q2 '15 with 447M views across all platforms [1][2]
  - Launched IGN Plays Live, featuring live gameplay sessions with IGN editors and game developers three times a week
  - IGN live-streamed coverage of E3 2015 IGN's biggest week in history - 28M visitors[1]
  - IGN's YouTube channels reached the 7M subscriber mark in Q2 2015 while growing 32% YoY [2]
  - Mobile native app installs passed the 5 million mark, with 2.9M iOS and 2.2M Android IGN apps installed on devices [3]
- Ziff Davis expands to new territories:
  - PCMag India (in.pcmag.com)
  - AskMen Israel (il.askmen.com)
  - AskMen Portugal (pt.askmen.com)


IGN PLAYS
LIVE



(1) Google Analytics (GA)
(2) YouTube
(3) GA and AppAnnie

2015 Financial Guidance

Reconfirming 2015 Guidance

Revenues	**$690M - $710M**
Adjusted Non-GAAP EPS (1)	**$3.73 - $3.97**

(1) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2015 (exclusive of the release of reserves for uncertain tax positions) will be at the higher end of the range between 27% and 29%

Supplemental Information

Financial Metrics: Consolidated

	j2 Global Consolidated					
	2014				2015	
	Q1	Q2	Q3	Q4	Q1	Q2
(in Thousands)						
Total GAAP Revenues	**$134,124**	**$144,744**	**$153,018**	**$167,145**	**$161,253**	**$176,038**
Adjustments[1]	$541	$985	$213	$336	$0	$0
Total Adjusted Non-GAAP Revenues	**$134,665**	**$145,729**	**$153,231**	**$167,481**	**$161,253**	**$176,038**
Adjusted Non-GAAP Revenue By Segment						
Cloud Revenues	$101,371	$107,509	$110,068	$114,603	$118,061	$125,188
Digital Media Revenues	$33,294	$38,221	$43,163	$52,878	$43,192	$50,850
Total Adjusted Non-GAAP Revenues	**$134,665**	**$145,729**	**$153,231**	**$167,481**	**$161,253**	**$176,038**
Diluted EPS						
GAAP	$0.60	$0.73	$0.60	$0.66	$0.45	$0.80
Adjusted Non-GAAP[2]	$0.76	$0.84	$0.83	$0.98	$0.85	$0.99
(millions)						
Cash & Investment	**$315.1**	**$708.5**	**$683.8**	**$590.4**	**$539.5**	**$567.3**
Free Cash Flow[3]	**$38.4**	**$54.1**	**$39.1**	**$39.8**	**$43.6**	**$54.9**
EBITDA[4]	**$57.3**	**$63.7**	**$64.7**	**$76.9**	**$69.3**	**$79.6**

(1) Q1 – Q4 2014 revenue adjustments add back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition
(2) See slide 24 for a definition of adjusted Non-GAAP diluted earnings per share (EPS) and a reconciliation to diluted GAAP EPS
(3) See slide 22 for a definition of Free Cash Flow
(4) See slide 22 for a definition of EBITDA and reconciliation to Net Income

Financial & Other Metrics Cloud Services & Media

Total Cloud

(in Thousands)

	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2
Adjusted Non-GAAP Revenue By Type						
Fixed Subscriber Revenues	$81,020	$86,492	$89,535	$93,367	$96,097	$102,437
Variable Subscriber Revenues	$18,373	$19,633	$19,113	$19,273	$19,687	$21,368
Subscriber Revenues	**$99,393**	**$106,125**	**$108,648**	**$112,641**	**$115,784**	**$123,805**
Other Licenses Revenues	$1,978	$1,384	$1,419	$1,962	$2,277	$1,383
Total Adjusted Non-GAAP Cloud Revenues	**$101,371**	**$107,509**	**$110,068**	**$114,603**	**$118,061**	**$125,188**
Adjusted Non-GAAP Revenue - DID vs. Non-DID						
DID Based Revenues	$85,782	$87,685	$87,540	$86,747	$85,777	$88,945
Non-DID Based Revenues	$15,589	$19,824	$22,527	$27,856	$32,284	$36,243
Total Adjusted Non-GAAP Cloud Revenues	**$101,371**	**$107,509**	**$110,068**	**$114,603**	**$118,061**	**$125,188**
Cloud Services Customers [1]	**2,523**	**2,590**	**2,623**	**2,655**	**2,896**	**2,936**
Average Monthly Revenue/Customers [2]	$13.78	$13.84	$13.90	$14.23	$13.91	$14.15
Cancel Rate [3]	2.3%	2.0%	2.2%	2.1%	2.2%	1.9%

Media

	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2
Web Traffic [4]						
Visits	594,143	607,369	601,599	759,588	955,687	931,769
Pageviews	2,021,455	1,963,360	1,888,234	2,129,433	2,391,570	2,226,210

(1) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(2) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(3) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter. Calculated monthly and expressed here as an average over the three months of the quarter.
(4) Web Traffic figures based on Omniture and Google Analytics

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
Net cash provided by operating activities	$37.294	$54.512	$40.315	$43.783	$45.716	$51.894
Less: Purchases of property and equipment	($2.936)	($1.087)	($3.124)	($4.074)	($2.401)	($4.554)
Add: Excess tax benefit (deficit) from share-based compensat	$4.082	$0.721	$1.925	$0.111	$0.334	$1.770
Add: IRS Settlement	$0.000	$0.000	$0.000	$0.000	$0.000	$5.753
Free cash flow	**$38.440**	**$54.146**	**$39.116**	**$39.820**	**$43.649**	**$54.863**

EBITDA (2)

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
Net income	**$28.765**	**$35.049**	**$28.759**	**$32.754**	**$21.877**	**$38.916**
Plus:						
Other expense (income), net	($0.319)	($0.186)	$10.123	$0.089	($0.784)	$0.088
Interest expense (income), net	$4.948	$5.682	$0.251	$10.451	$10.313	$10.881
Income tax expense	$8.191	$4.292	$7.345	$10.012	$9.124	$0.181
Depreciation and amortization	$13.139	$15.317	$14.851	$19.646	$21.288	$21.893
Share-based compensation and associated payroll tax expense	$2.384	$1.963	$2.191	$2.370	$3.004	$3.168
Acquisition-related integration costs	($0.501)	$1.615	$0.369	$0.952	$3.534	$1.895
Additional indirect tax expense from prior years	$0.713	$0.000	$0.000	$0.000	$1.118	$2.533
Fees associated with prior year tax audits	$0.000	$0.000	$0.773	$0.650	($0.204)	$0.000
EBITDA	**$57.320**	**$63.732**	**$64.662**	**$76.924**	**$69.270**	**$79.555**

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q2 2015 excludes the effect of payments associated with taxes for prior periods under audit. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Adjusted Non-GAAP

In Millions	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
	2014				2015	
Cloud - Services						
Revenues	$99.4	$ 106.3	$108.9	$113.4	$115.8	$123.9
Gross Profit	$80.5	$ 86.1	$86.8	$90.5	$92.7	$100.2
Gross Profit %	81%	81%	80%	80%	80%	81%
EBITDA (1)(2)(3)	$47.0	$ 52.1	$51.2	$55.8	$54.0	$59.8
EBITDA %	47%	49%	47%	49%	47%	48%
Digital Media						
Revenues (1)	$33.3	$ 38.2	$43.2	$52.9	$43.2	$50.8
Gross Profit (1)	$29.4	$ 33.8	$37.9	$47.4	$38.8	$45.8
Gross Profit %	88%	88%	88%	90%	90%	90%
EBITDA (1)(2)	$8.5	$ 10.9	$12.7	$20.9	$13.7	$18.9
EBITDA %	26%	29%	29%	40%	32%	37%
IP Licensing						
Revenues	$1.9	$ 1.2	$1.2	$1.2	$2.3	$1.3
Gross Profit	$1.9	$ 1.2	$1.2	$1.2	$2.3	$1.3
Gross Profit %	100%	100%	100%	100%	100%	100%
EBITDA (2)(4)	$1.8	$ 0.7	$0.8	$0.2	$1.6	$0.9
EBITDA %	92%	62%	69%	16%	70%	69%

(1) Excludes certain intersegment revenues and expenses
(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS, EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for reconciliation of EBITDA to Net Income
(3) Includes $1.9M corporate costs
(4) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

GAAP Reconciliation Q2 Adjusted Non-GAAP Earnings & EPS

($ in thousands)

THREE MONTHS ENDED JUNE 30, 2015

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(4) IRS Consulting Fee	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$176,038	—	—	—	—	—	—	$176,038
Cost of revenues	29,494	(91)	27	—	—	(666)	—	28,764
Operating expenses:								
Sales and marketing	40,421	(603)	(230)	—	—	—	—	39,588
Research, development and engineering	8,969	(213)	—	—	—	—	—	8,756
General and administrative	47,088	(2,261)	(1,692)	—	—	(17,568)	(2,533)	23,034
Interest expense (income), net	10,881	—	—	(1,805)	—	—	(472)	8,604
Other expense (income), net	88	—	—	—	—	—	—	88
Income tax provision[7]	181	945	717	497	5	4,935	11,887	19,167
Net income	$38,916	2,223	1,178	1,308	(5)	13,299	(8,882)	$48,037
Net income per share attributable to j2 Global, Inc. common stockholders[8]:								
Basic	$0.81	0.05	0.02	0.03	(0.00)	0.28	(0.19)	$0.99
Diluted	$0.80	0.05	0.02	0.03	(0.00)	0.28	(0.19)	$0.99

THREE MONTHS ENDED JUNE 30, 2014

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$144,744	—	985	—	—	$145,729
Cost of revenues	25,558	(27)	—	(855)	—	24,676
Operating expenses:						
Sales and marketing	35,329	(426)	(41)	—	—	34,862
Research, development and engineering	7,600	(222)	—	—	—	7,378
General and administrative	31,419	(1,288)	(589)	(11,435)	—	18,107
Interest expense (income), net	5,682	—	(439)	—	—	5,243
Other expense (income), net	(185)	—	—	—	—	(185)
Income tax provision[7]	4,292	696	649	3,982	5,487	15,106
Net income	$35,049	1,267	1,405	8,308	(5,487)	$40,542
Net income per share attributable to j2 Global, Inc. common stockholders[8]:						
Basic	$0.73	0.03	0.03	0.18	(0.12)	$0.85
Diluted	$0.73	0.03	0.03	0.18	(0.12)	$0.84

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) Elimination of IRS consulting fees
5) Elimination of amortization of acquired patents and intangible assets
6) Elimination of additional income tax (expense) benefit from prior years
7) Addition of income tax provision associated with the noted modifications
8) Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q2 2015

($ in thousands)

EBITDA CONSOLIDATED CLOUD & DIGITAL MEDIA Q1 2015 (1)	Cloud Subscription	Corporate and Inter-segment elimination	Cloud Services	Cloud IP Licensing (2)	Total Cloud	Digital Media	Consolidated
Net income (loss)	**42,219**	**(6,642)**	**35,577**	**(916)**	**34,661**	**4,255**	**38,916**
Plus:							
Other expense (income), net	236	**(5)**	232	(2)	229	(142)	88
Interest expense (income), net	5,308	2,772	8,080	-	8,080	2,801	10,881
Income tax expense	(3,008)	333	(2,674)	(94)	(2,769)	2,949	181
Depreciation and amortization	13,056	-	13,056	1,893	14,950	6,943	21,893
Reconciliation of GAAP to Non-GAAP financial measures:							
Share-based compensation and the associated payroll tax expense	1,074	1,673	2,747	-	2,747	421	3,168
Acquisition-related integration costs	237	7	244	-	244	1,651	1,895
Additional indirect tax expense from prior years	2,533	-	2,533	-	2,533	-	2,533
EBITDA	**61,657**	**(1,862)**	**59,795**	**881**	**60,675**	**18,879**	**79,555**

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

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